UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 7, 2007
                               (January 24, 2007)


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-21419                 76- 307819
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

             Three Stewart Court, Denville, NJ                 07834
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          (Address of principal executive offices)           (zip code)


       Registrant's telephone number, including area code - (973) 887-2785


          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends a typographical error in the Form 8-K filed on January 26, 2007.

Item 4.01. Changes In Registrant's Certifying Accountant.

On January 24, 2007, the Board of Directors of NetFabric Holdings, Inc. (the "Company") dismissed J.H. Cohn LLP ("JHC") as the Independent Registered Public Accounting Firm of the Company.

The audit report of JHC on the financial statements of the Company as of and for the two fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. The report contained an explanatory paragraph about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and through January 24, 2007, there were no disagreements with JHC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JHC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. During our two most recent fiscal years, and the subsequent interim period through the date JHC was dismissed, JHC did not advise the Company as to any reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

On January 24, 2007, the Company hired Goldstein Golub Kessler LLP ("GGK") to serve as the Company's Independent Registered Public Accounting Firm. During the period that JHC had acted as the Company's independent accountants, the Company did not consult with GGK on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in Item 304(a)(1)(iv)(A) of Regulation S-B.

The Company has provided JHC with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from JHC to such effect is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements And Exhibits

       (d)      Exhibits


        Exhibit Number            Description

        16.1                      Letter from J.H. Cohn LLP, dated February 7,
                                  2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       NETFABRIC HOLDINGS, INC.



Date:  February 7, 2007                            By: /s/ Fahad Syed
                                                       ----------------------
                                                       Name: Fahad Syed
                                                       Title: Chairman and CEO

                                  EXHIBIT INDEX



        Exhibit Number           Description

        16.1                     Letter from J.H. Cohn LLP, dated February 7,
                                 2007.